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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  June 3, 1999
                                                      ----------------------


                              NetMoves Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                                                        11-3025769
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       (Commission File Number)             (I.R.S. Employer Identification No.)


     399 Thornall Street, Edison, NJ                       08837
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(Address of Principal Executive Offices)                (Zip Code)


                                 (732) 906-2000
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              (Registrant's Telephone Number, Including Area Code)

                               FaxSav Incorporated
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                    (Former Name, Changed Since Last Report)


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ITEM 5.    OTHER EVENTS

                  On June 3, 1999 FaxSav Incorporated (the "Company") filed a Certificate of Ownership and Merger to change its corporate name to "NetMoves Corporation" The name change was effected by the merger of a newly-formed, wholly-owned subsidiary of the Company with and into the Company, pursuant to Section 253 of the General Corporation Law of the State of Delaware (the "Merger"). The Company was the surviving corporation of the Merger. The only effect of the Merger was to change the corporate name of the Company from "FaxSav Incorporated" to "NetMoves Corporation".

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           SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             NETMOVES CORPORATION
                                             -----------------------------------
                                             (Registrant)

                                             By:    /s/ Peter S. Macaluso
                                                    ----------------------------
                                             Name:  Peter S. Macaluso
                                             Title: Chief Financial Officer




Dated: June 3, 1999